                                  OPPENHEIMER CONCENTRATED GROWTH FUND
                                     Supplement dated October 15, 2002 to the
                Statement of Additional Information dated February 28, 2002, revised June 18, 2002

The Statement of Additional Information is changed as follows:

1.     The supplement dated October 7, 2002 is hereby withdrawn.

2.     The section titled "Independent Trustees" on page 22 is revised by adding the following:

-------------------------- ------------------------------------------------------ ------------ ------------
Joel W. Motley,            Director (January 2002-present), Columbia Equity
Trustee since 2002         Financial Corp. (privately-held financial adviser);
Age: 50                    Managing Director (January 2002-present), Carmona
                           Motley, Inc. (privately-held financial adviser);
                           Formerly he held the following positions: Managing
                           Director (January 1998-December 2001), Carmona             $01          $01
                           Motley Hoffman Inc. (privately-held financial
                           adviser); Managing Director (January 1992-December
                           1997), Carmona Motley & Co. (privately-held
                           financial adviser). Oversees 31 portfolios in the
                           OppenheimerFunds complex.
-------------------------- ------------------------------------------------------ ------------ ------------
   1.  Mr. Motley was elected as a Trustee to the Board I Funds, effective October 10, 2002.

3.     The section titled "Distribution and Service Plans - Class A Service Plan" on page 29 is revised by adding the following to the end of the first paragraph:

       With respect to purchases of Class A shares  subject to a contingent  deferred  sales charge by certain retirement  plans  that  purchased  such  shares  prior  to March 1,  2001  ("grandfathered  retirement accounts"),  the Distributor  currently intends to pay the service fee to Recipients in advance for the first  year  after the  shares  are  purchased.  After the  first  year  shares  are  outstanding,  the
       Distributor  makes service fee payments to Recipients  quarterly on those shares.  The advance  payment is based on the net asset value of shares  sold.  Shares  purchased  by exchange do not qualify for the advance  service fee payment.  If Class A shares  purchased by  grandfathered  retirement  accounts are redeemed during the first year after their purchase,  the Recipient of the service fees on those shares will be obligated  to repay the  Distributor  a pro rata portion of the advance  payment of the service fee made on those shares.

4.     The  section  titled  "Additional  Information  About the  Fund-The  Custodian"  on page 62 is  deleted  and replaced with the following:

       The Custodian.  Citibank, N.A. is the Custodian of the Fund's assets. The Custodian's  responsibilities include  safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities  to and from the Fund. It is the practice of the Fund to deal with the Custodian in a manner uninfluenced  by any banking  relationship  the Custodian may have with the Manager and its affiliates.
       The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal  deposit insurance. Those uninsured balances at times may be substantial.

5.       The Custodian Bank name and address on the back cover should be deleted and replaced with the following:

         Citibank, N.A
         111 Wall Street
         New York, New York  10005

October 15, 2002                                                                        715PX006